                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Glossary of Terms................................  5
Performance Results..............................  7
Portfolio of Investments.........................  8
Statement of Assets and Liabilities.............. 11
Statement of Operations.......................... 12
Statement of Changes in Net Assets............... 13
Financial Highlights............................. 14
Notes to Financial Statements.................... 15
Dividend Reinvestment Plan....................... 18

VCV SAR 6/98

                             LETTER TO SHAREHOLDERS

May 21, 1998

Dear Shareholder,
    The Taxpayer Relief Act of 1997,
signed into law by President Clinton
last year, was created to fill the need
for a broad variety of tax-advantaged
investments to promote asset growth. We
are pleased that you selected our Trust               [PHOTO]
as a vehicle to provide the potential
for tax-free income within your
investment portfolio. As you are aware,
dividends distributed by the Trust are
generally free from federal income        DENNIS J. MCDONNELL AND DON G. POWELL
taxes, and often from state and local
taxes as well. At Van Kampen American Capital, we strive not only for a high level of current income, but total return performance as well.

ECONOMIC OVERVIEW
    After nearly seven years of continuous growth, the economy remained buoyant with few signs of accelerating inflation. Wholesale prices in the first quarter plummeted at an annual rate of 4.2 percent, while consumer prices inched up 0.2 percent and employment costs rose just 0.7 percent. However, inflationary pressures were eased by factors such as lower oil prices, increasing productivity, and a pending budget surplus. The Asian financial crisis led to a stronger dollar and a decline in the prices of Asian imports, which in turn has discouraged price increases on competing U.S. goods.
    To date, Asia's slowdown has had a modest impact on U.S. economic growth. In the first quarter, the U.S. economy grew at a 4.2 percent annual rate, its fastest pace in the past year. Strong consumer spending and inventory buildup by manufacturers offset a decrease in exports to Asia. Despite the economy's strength, the Federal Reserve Board refrained from raising interest rates, given the lack of domestic inflationary pressure and concerns about Asia's economic future.
    In California, the economy expanded at a brisk pace although exports to Asia slowed as a result of that region's financial crisis. Ultimately, fewer exports could lead to lower-than-expected state revenues and an adjustment of budget projections. In November, municipalities face a deadline for voters to approve existing taxes and assessments, as mandated by Proposition 218.

MARKET OVERVIEW
    Against the backdrop of benign inflation and no action by the Fed, U.S. bond prices rose during the past six months, although they ended the reporting period below the highs reached in early January.

                                                           Continued on page two

    The yield of the 30-year Treasury bond, which moves in the opposite direction of its price, fell from 6.15 percent on October 31 to 5.95 percent on April 30. Bond prices hit a record high as yields reached 5.69 percent in early January amidst expectations that the Fed would cut interest rates, but the yield went back to 6.00 percent in early March after the Fed chose not to act. Yields were volatile for the rest of the reporting period, as foreign investors sold U.S. Treasury holdings and investors began to fear that the Fed was leaning toward a rate hike.
    Municipal bond yields generally moved in unison with Treasuries but did not gain nearly as much in price. By the end of the reporting period, the average yield of AAA-rated, 30-year generic general obligation bonds was 5.14 percent, two basis points above the yield posted on October 31 of last year. The underperformance of municipal bonds can be attributed in part to heavy supply that outpaced demand. Supply increased as state and local governments took advantage of low interest rates by issuing bonds to refinance outstanding issues with higher interest rates, as well as to fund new projects. In the first quarter, long-term municipal issuance totaled $71 billion, up from $40 billion a year earlier.
    More than half of the new issue volume was AAA-rated and insured, which significantly diminished the amount of uninsured, higher-yielding securities available in the marketplace. The dominance of insured volume and the high demand for uninsured paper created an imbalance that compressed the yields between higher-quality and lower-quality bonds.

[CREDIT QUALITY GRAPH]

Portfolio Composition by Credit Quality
   as of April 30, 1998*

AAA..............   74.6%
AA...............    4.7%
A................    9.1%
BBB..............   11.6%


*As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.


TRUST STRATEGY

    We used the following strategies to manage the Trust during the period:
    We maintained a portfolio consisting primarily of high-quality bonds with a heavy emphasis on AAA-rated insured securities. Under current market conditions, we believe the yield spread between higher-rated and lower-rated securities does not adequately compensate the investor for the additional credit risk on lower-rated securities. Also, high-quality bonds generally have performed better than lower-quality holdings when interest rates are falling, which was the case for most of the reporting period.

                                                         Continued on page three

    Overall, we limited the number of acquisitions during the period because current market yields were lower than the average yield of bonds in the Trust. During the reporting period, the Trust had notable reinvestment exposure, due to prerefunded securities and other holdings priced to call dates in the next few years. In an effort to reduce this exposure, we sold several of these positions at a premium and purchased long-term discount securities, which extended the call protection of the Trust. We had little trouble finding replacement bonds, given the surplus of new securities from which to choose.
    In making purchases, we emphasized long-term discount bonds with maturities near 25 years. In a falling interest rate environment, these bonds have the potential to appreciate in value faster than premium bonds as they move closer to maturity. They also have a longer duration, which makes them more sensitive to changing interest rates. Discount bonds helped offset the declining duration of the portfolio that occurred as low interest rates caused several of our higher-coupon holdings to be prerefunded or priced to call dates. As of April 30, the duration of the Trust was 7.41 years, compared with 8.40 years for the Lehman Brothers California Municipal Bond Index. Because of the longer-term nature of the Trust, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less.

TOP 5 PORTFOLIO SECTORS AS OF APRIL 30, 1998*
    Public Building.............................. 11.4%
    Water & Sewer................................ 11.0%
    Transportation............................... 10.8%
    Tax District................................. 10.6%
    Higher Education............................. 10.5%

    *As a Percentage of Long-Term Investments

PERFORMANCE SUMMARY

    For the six-month period ended April 30, 1998, the Trust generated a total return of 6.72 percent(1). This reflects a gain in market price per common share from $14.2500 on October 31, 1997, to $14.8125 on April 30, 1998, plus reinvestment of all dividends. The Trust had a tax-exempt distribution rate of
5.47 percent(3), based on the closing price of its common shares. Because income from the Trust is exempt from federal and California income taxes, this distribution rate is equivalent to a yield of 9.43 percent(4) on a taxable investment (for investors in the combined federal and state income tax bracket of 42 percent). Please refer to the chart on page seven for additional performance numbers.
    As a result of improved earnings, the Board of Trustees approved a slight increase in the Trust's monthly dividend from $0.0650 to $0.0675, first payable December 31, 1997.

                                                          Continued on page four

                         [DIVIDEND HISTORY BAR GRAPH]


Six-month Dividend History
For the Period Ended April 30, 1998

                            Distribution per Common Share
Nov 1997............................  $.0650
Dec 1997............................  $.0675
Jan 1998............................  $.0675
Feb 1998............................  $.0675
Mar 1998............................  $.0675
Apr 1998............................  $.0675


The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

ECONOMIC OUTLOOK

    We expect the economy to slow from its brisk first-quarter pace, although the extent of the slowdown depends on the continued effects of Asia's crisis and on Fed policy. We believe the Fed is biased toward raising rates, given concerns about the economy's increasing strength. If economic strength ignites inflationary pressures, then we believe the Fed will raise interest rates later this year. As a result, the yield of the 30-year Treasury bond could top 6.25 percent.
    We will continue to track market developments and their effects on the Trust. When appropriate, we will make adjustments to the portfolio. As we mentioned earlier, our goal remains a high level of current income for investors, plus gains in total return. Thank you for your continued support and confidence in Van Kampen American Capital and the management of your Trust.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                              Please see footnotes on page seven

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific call dates before maturity. Call dates and prices are set when the bond is issued. To compensate the bond holder for loss of income and ownership, the call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

A callable bond is "priced to call" when it is selling at a premium, because it is assumed that the issuer will redeem the bond at its call date, rather than at maturity.

COUPON RATE: The stated rate of interest a bond pays until maturity, expressed as a percentage of its face value.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investor Services are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D; Moody's ratings range from a high of Aaa to a low of D.

CREDIT SPREAD: The difference in yield between higher-quality issues and lower-quality issues. Normally, lower-quality issues provide higher yields than higher-quality issues in order to compensate investors for the additional credit risk.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected one-percent change in the price of the bond for every one-percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL RESERVE BOARD (THE FED): A group that meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: An economic situation in which money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the municipal bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal. As a result of this protection against credit risk, most municipal bonds are AAA-rated. Insurance on the bonds does not relate to mutual fund shares which will fluctuate in price.

INVESTMENT GRADE BONDS: Securities rated BBB and above by Standard & Poor's or Baa and above by Moody's Investor Services. Bonds rated below BBB or Baa are noninvestment grade.

MARKET PRICE: The price of a share of a closed-end fund trading on a stock exchange. When the price is less than a fund's NAV, the fund is trading at a discount. When the price is more than the NAV, the fund is trading at a premium.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other governmental entity to finance capital expenditures such as the construction of highways or public works.

NET ASSET VALUE (NAV): The value of a fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding.

PREREFUNDING: A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond.

YIELD SPREAD: The difference between the yields of distinct bonds, due to variant different credit ratings or maturities. When yield spreads between bonds of different credit quality are narrow, there is less incentive to own the lower-quality bond. When yield spreads between bonds of different maturities are narrow, there is less incentive to own the bond with the longer maturity. In both cases, the investor is not being compensated for the additional risk.

ZERO COUPON BONDS: A corporate or municipal debt security that trades at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1998

      VAN KAMPEN AMERICAN CAPITAL CALIFORNIA VALUE MUNICIPAL INCOME TRUST
                           (NYSE TICKER SYMBOL--VCV)


 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)............    6.72%
Six-month total return based on NAV(2).....................    2.89%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................    5.47%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)......................................    9.43%

 SHARE VALUATIONS

Net asset value...........................................    $16.00
Closing common stock price................................  $14.8125
Six-month high common stock price (01/12/98)..............  $16.1875
Six-month low common stock price (12/01/97)...............  $13.9375
Preferred share rate(5)...................................    3.900%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 42% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5)See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  97.9%
         CALIFORNIA  89.7%
$1,000   California Edl Fac Auth Rev Student Ln CA Ln Pgm
         Ser A (MBIA Insd)...............................    6.000%   03/01/16  $  1,029,620
 2,000   California Edl Fac Auth Rev Univ of La Verne....    6.375    04/01/13     2,111,240
 3,000   California Hsg Fin Agy Rev Home Mtg Ser B (MBIA
         Insd)...........................................    6.100    02/01/28     3,156,810
 1,000   California Hsg Fin Agy Rev Multi-Family Hsg III
         Ser A (MBIA Insd)...............................    5.850    08/01/17     1,035,420
 1,000   California Hsg Fin Agy Rev Multi-Family Hsg III
         Ser A (MBIA Insd)...............................    5.950    08/01/28     1,038,530
 1,750   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
         IBM Proj Rfdg...................................    6.800    11/01/11     1,897,035
 2,000   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
         Pacific Gas & Elec..............................    6.350    06/01/09     2,142,500
   730   California Rural Home Mtg Fin Auth Single Family
         Mtg Rev Mtg Bkd Secs Pgm Ser C (GNMA
         Collateralized).................................    7.500    08/01/27       833,251
   680   California Rural Home Mtg Fin Auth Single Family
         Mtg Rev Ser A2 (GNMA Collateralized)............    7.950    12/01/24       788,385
 1,000   California St Ser BH (FSA Insd).................    5.200    12/01/11     1,007,750
 4,000   California St Ser BH (FSA Insd).................    5.400    12/01/15     4,061,800
 1,000   California St Ser BH (FSA Insd).................    5.400    12/01/16     1,015,450
 2,670   California St Dept Wtr Res Cent Vly Proj Rev Wtr
         Sys Ser L Rfdg (MBIA Insd)......................    5.625    12/01/12     2,774,664
 3,000   California St Pub Wks Brd Energy Efficiency Rev
         Ser A (FSA Insd)................................    5.250    05/01/08     3,110,160
 3,000   California St Pub Wks Brd Lease Rev Dept of
         Corrections CA St Prison D Susanville (MBIA
         Insd)...........................................    5.375    06/01/18     3,011,250
 4,000   California St Pub Wks Brd Lease Rev Dept of
         Corrections Monterey Ser A (MBIA Insd)..........    6.400    11/01/10     4,445,880
 2,500   California St Pub Wks Brd Lease Rev Var Univ CA
         Proj Ser A......................................    5.800    10/01/03     2,673,000
 2,220   California St Pub Wks Brd Lease Rev Var Univ CA
         Proj Ser A......................................    5.800    11/01/04     2,397,755
 3,000   California St Pub Wks Brd Lease Rev Var Univ CA
         Proj Ser A (AMBAC Insd).........................    6.200    12/01/06     3,267,390
 2,400   California St Var Rate Cpn (AMBAC Insd).........    6.400    09/01/08     2,748,840
 1,000   California Statewide Cmntys Dev Auth Spl Fac
         United Airls....................................    5.625    10/01/34       992,280
 1,000   California Statewide Cmntys Dev Huntington Mem
         Hosp (Connie Lee Insd)..........................    5.750    07/01/16     1,045,350
 1,085   California Vly Hsg Fin Auth Rev Home Mtg (MBIA
         Insd)(a)........................................    5.650    02/01/27     1,102,327
 2,515   Chino Basin, CA Regl Fin Auth Rev Muni Wtr Dist
         Swr Sys Proj Rfdg (AMBAC Insd)..................    7.000    08/01/07     2,967,549
 1,440   Chino Basin, CA Regl Fin Auth Rev Muni Wtr Dist
         Swr Sys Proj Rfdg (AMBAC Insd)..................    7.000    08/01/08     1,710,101
 2,000   Chino Hills, CA Ctfs Partn Wtr Sys Refin Proj
         (FGIC Insd).....................................    5.600    06/01/18     2,031,420
 2,965   Contra Costa Cnty, CA Ctfs Partn Merrithew Mem
         Hosp Proj Rfdg (MBIA Insd)......................    5.500    11/01/22     3,007,933
 2,500   East Bay, CA Muni Util Dist Wtr Sys Rev Sub
         Rfdg............................................    6.000    06/01/12     2,656,950
 3,100   Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
         Apprec Sr Lien Ser A............................        *    01/01/27       617,985
 7,005   Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
         Apprec Sr Lien Ser A............................        *    01/01/28     1,320,022

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         CALIFORNIA (CONTINUED)
$1,000   Galt Schs Jt Pwrs Auth CA Rev High Sch &
         Elementary Sch Ser A Rfdg (MBIA Insd)...........    5.750%   11/01/16  $  1,062,310
 1,500   Galt Schs Jt Pwrs Auth CA Rev High Sch &
         Elementary Sch Ser A Rfdg (MBIA Insd)...........    5.875    11/01/24     1,581,510
 2,000   Imperial Irrig Dist CA Ctfs Partn Elec Sys Proj
         (MBIA Insd).....................................    6.750    11/01/11     2,242,640
 2,340   Inglewood, CA Redev Agy Tax Alloc Century Redev
         Proj Ser A Rfdg.................................    6.000    07/01/08     2,459,223
 1,000   Inland Empire Solid Waste Fin Auth CA Rev
         Landfill Impt Fin Proj Ser B (FSA Insd).........    6.000    08/01/16     1,060,410
 1,600   La Quinta, CA Redev Agy Tax Alloc Redev Proj
         Area No 1 Rfdg (MBIA Insd)......................    7.300    09/01/08     1,935,168
 1,000   Los Angeles Cnty, CA Pub Wks Fin Auth Rev Cap
         Constr Rfdg (AMBAC Insd)........................    5.000    03/01/11     1,003,950
 3,250   Los Angeles Cnty, CA Tran Comm Sales Tax Rev
         Prop C Second Sr Ser A (Prerefunded @ 07/01/02)
         (MBIA Insd).....................................    6.250    07/01/13     3,550,950
 3,000   Los Angeles, CA Convention & Exhibition Cent
         Auth Lease Rev Ser A Rfdg (MBIA Insd)...........    5.150    08/15/08     3,093,510
 1,230   Merced, CA Irrig Dist Ctfs Partn Wtr Fac Proj...    6.400    11/01/10     1,324,526
 2,000   Monrovia, CA Redev Agy Tax Alloc Cent Redev Proj
         Area 1 Ser B Rfdg (AMBAC Insd)..................    6.700    05/01/21     2,184,540
 1,000   Montebello, CA Unified Sch Dist Ctfs Partn Cap
         Impts Proj......................................    6.300    06/01/11     1,057,780
 3,000   Mount Diablo, CA Hosp Dist Rev Ser A (Embedded
         Cap) (AMBAC Insd)(b)(c).........................    5.125    12/01/23     2,889,690
 6,185   New Haven, CA Unified Sch Dist Cap Apprec Ser D
         (FGIC Insd).....................................        *    08/01/20     1,724,192
 1,000   Pajaro Vly, CA Unified Sch Dist Ctfs Partn Sch
         Fac Brdg Fdg Pgm (FSA Insd).....................    5.850    09/01/32     1,047,210
 2,455   Paradise, CA Irrig Dist Rev Ctfs Partn Wtr Sys
         Proj............................................    6.400    01/01/14     2,601,564
 1,790   Paramount, CA Redev Agy Tax Alloc Redev Proj
         Area No 1 Rfdg (MBIA Insd)......................    6.100    08/01/08     1,952,604
 1,765   Paramount, CA Redev Agy Tax Alloc Redev Proj
         Area No 1 Rfdg (MBIA Insd)......................    6.250    08/01/23     1,904,806
 5,000   Paramount, CA Redev Agy Tax Alloc Redev Proj
         Area No 1 Ser B (Prerefunded @ 08/01/03) (MBIA
         Insd)...........................................        *    08/01/26       847,900
 3,350   Port Oakland, CA Port Rev Ser G (MBIA Insd).....    5.375    11/01/25     3,314,389
 2,000   Port Oakland, CA Spl Fac Rev Mitsui O.S.K. Line
         Ltd Ser A.......................................    6.750    01/01/12     2,163,420
 1,000   Rancho Mirage, CA Jt Pwrs Fin Eisenhower Med
         Cent Ser A (MBIA Insd)..........................    5.375    07/01/22     1,001,170
 1,575   Riverside Cnty, CA Pub Fin Auth Lease Rev (AMBAC
         Insd)...........................................    5.375    10/01/22     1,580,922
 2,150   Riverside, CA Elec Rev Rfdg (MBIA Insd).........    5.000    10/01/13     2,127,146
 1,500   Sacramento, CA Cogeneration Auth Cogeneration
         Proj Rev Procter & Gamble Proj..................    6.375    07/01/10     1,641,060
 1,000   Sacramento, CA Cogeneration Auth Cogeneration
         Proj Rev Procter & Gamble Proj..................    6.500    07/01/14     1,088,210
 2,000   Sacramento, CA Muni Util Dist Elec Rev Ser E
         (MBIA Insd).....................................    5.750    05/15/22     2,061,740
 3,000   San Francisco, CA City & Cnty Arpt Comm Intl
         Arpt Rev Second Ser Issue 12-A (FGIC Insd)......    5.800    05/01/21     3,095,460
 3,000   San Francisco, CA City & Cnty Redev Agy
         Multi-Family Rev Hsg South Beach Proj Rfdg (GNMA
         Collateralized).................................    5.500    03/01/14     3,028,260

                                               See Notes to Financial Statements

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         CALIFORNIA (CONTINUED)
$1,320   San Marcos, CA Pub Fac Auth Rev Pub Impt Civic
         Cent Ser A Rfdg.................................    5.900%   08/01/03  $  1,380,047
 1,200   San Marcos, CA Pub Fac Auth Rev Pub Impt Civic
         Cent Ser A Rfdg.................................    6.150    08/01/13     1,235,052
 2,000   San Mateo Cnty, CA Jt Pwrs Fin Auth Lease Rev
         San Mateo Cnty Hlthcare Cent Ser A (Prefunded @
         07/15/04) (FSA Insd)............................    5.800    07/15/06     2,185,060
 4,680   South Orange Cnty, CA Pub Fin Auth Spl Tax Rev
         Sr Lien Ser A Rfdg (MBIA Insd)..................    7.000    09/01/07     5,528,250
 1,000   Stanton, CA Multi-Family Rev Hsg Continental
         Garden Apts (FNMA Collateralized)...............    5.625    08/01/29     1,048,810
 2,000   Sunnyvale, CA Fin Auth Utils Rev Wastewtr Reuse
         & Sludge Ser A (MBIA Insd)......................    6.300    10/01/17     2,123,660
 2,400   Tulare Cnty, CA Ctfs Partn Cap Impt Pgm Ser A
         (MBIA Insd).....................................    6.000    02/15/16     2,558,928
 2,000   University of CA Rev Multi Purp Projs Ser C Rfdg
         (AMBAC Insd)....................................    5.125    09/01/13     2,000,460
 2,955   University of CA Rev Multi Purp Projs Ser D
         (MBIA Insd).....................................   10.000    09/01/02     3,610,212
                                                                                ------------
                                                                                 140,295,386
                                                                                ------------
         PUERTO RICO  8.2%
 3,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
         V Rfdg..........................................    6.625    07/01/12     3,279,450
 2,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
         W Rfdg..........................................    5.500    07/01/17     2,019,880
 5,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
         Y Rfdg (Embedded Cap) (FSA Insd) (c)............    5.730    07/01/21     5,725,950
 1,700   Puerto Rico Comwlth Ser A Rfdg..................    6.250    07/01/10     1,819,595
                                                                                ------------
                                                                                  12,844,875
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  97.9%
  (Cost $141,850,957).........................................................   153,140,261
SHORT-TERM INVESTMENTS  0.6%
  (Cost $1,000,000)...........................................................     1,000,000
                                                                                ------------
TOTAL INVESTMENTS  98.5%
  (Cost $142,850,957).........................................................   154,140,261
OTHER ASSETS IN EXCESS OF LIABILITIES  1.5%...................................     2,366,824
                                                                                ------------
NET ASSETS  100.0%............................................................  $156,507,085
                                                                                ============

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares. These derivative instruments are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $142,850,957).......................    $154,140,261
Cash........................................................           9,446
Interest Receivable.........................................       2,684,824
Other.......................................................           2,128
                                                                ------------
      Total Assets..........................................     156,836,659
                                                                ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................          84,279
  Income Distributions--Common and Preferred Shares.........          29,360
  Administrative Fee........................................          25,932
  Affiliates................................................          10,418
Accrued Expenses............................................          97,774
Trustees' Deferred Compensation and Retirement Plans........          81,811
                                                                ------------
      Total Liabilities.....................................         329,574
                                                                ------------
NET ASSETS..................................................    $156,507,085
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,200 issued with liquidation preference of
  $50,000 per share)........................................    $ 60,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 6,029,844 shares issued and
  outstanding)..............................................          60,298
Paid in Surplus.............................................      88,589,917
Net Unrealized Appreciation.................................      11,289,304
Accumulated Undistributed Net Investment Income.............         928,668
Accumulated Net Realized Loss...............................      (4,361,102)
                                                                ------------
      Net Assets Applicable to Common Shares................      96,507,085
                                                                ------------
NET ASSETS..................................................    $156,507,085
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($96,507,085 divided
  by 6,029,844 shares outstanding)..........................    $      16.00
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 4,250,342
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        508,923
Administrative Fee..........................................        156,592
Preferred Share Maintenance.................................         85,625
Trustees' Fees and Expenses.................................         13,964
Legal.......................................................          1,934
Custody.....................................................          5,270
Amortization of Organizational Costs........................          2,466
Other.......................................................         72,060
                                                                -----------
    Total Expenses..........................................        846,834
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 3,403,508
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $   600,541
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     11,463,572
  End of the Period.........................................     11,289,304
                                                                -----------
Net Unrealized Depreciation During the Period...............       (174,268)
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $   426,273
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 3,829,781
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Six Months Ended April 30, 1998 and
                  the Year Ended October 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                          Six Months Ended      Year Ended
                                                           April 30, 1998    October 31, 1997
---------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................     $  3,403,508       $  6,831,403
Net Realized Gain........................................          600,541            518,776
Net Unrealized Appreciation/Depreciation During the
  Period.................................................         (174,268)         4,437,482
                                                              ------------       ------------
Change in Net Assets from Operations.....................        3,829,781         11,787,661
                                                              ------------       ------------
Distributions from Net Investment Income:
  Common Shares..........................................       (2,426,924)        (4,672,971)
  Preferred Shares.......................................       (1,018,659)        (1,990,557)
                                                              ------------       ------------
Total Distributions......................................       (3,445,583)        (6,663,528)
                                                              ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......          384,198          5,124,133
NET ASSETS:
Beginning of the Period..................................      156,122,887        150,998,754
                                                              ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $928,668 and $970,743,
  respectively)..........................................     $156,507,085       $156,122,887
                                                              ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                    April 30, 1993
                           Six Months                                                (Commencement
                              Ended               Year Ended October 31              of Investment
                            April 30,    ---------------------------------------    Operations) to
                              1998        1997      1996      1995       1994      October 31, 1993
-----------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period
  (a)....................      $15.941   $15.091   $14.803   $12.644     $15.812             $14.714
                               -------   -------   -------   -------     -------             -------
  Net Investment
    Income...............         .564     1.133     1.135     1.124       1.124                .424
  Net Realized and
    Unrealized
    Gain/Loss............         .070      .822      .214     2.211      (3.133)              1.018
                               -------   -------   -------   -------     -------             -------
Total from Investment
  Operations.............         .634     1.955     1.349     3.335      (2.009)              1.442
                               -------   -------   -------   -------     -------             -------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common
      Shareholders.......         .402      .775      .720      .774        .828                .276
    Common Share
      Equivalent of
      Distributions Paid
      to Preferred
      Shareholders.......         .169      .330      .341      .402        .265                .068
  Distributions from Net
    Realized Gain:
    Paid to Common
      Shareholders.......          -0-       -0-       -0-       -0-        .055                 -0-
    Common Share
      Equivalent of
      Distributions Paid
      to Preferred
      Shareholders.......          -0-       -0-       -0-       -0-        .011                 -0-
                               -------   -------   -------   -------     -------             -------
Total Distributions......         .571     1.105     1.061     1.176       1.159                .344
                               -------   -------   -------   -------     -------             -------
Net Asset Value, End of
  the Period.............      $16.004   $15.941   $15.091   $14.803     $12.644             $15.812
                               ========  =======   ======-   =======     =======             =======
Market Price Per Share at
  End of the Period......     $14.8125   $14.250   $12.375   $12.000     $11.125             $14.750
Total Investment Return
  at Market Price (b)....        6.72%*   21.89%     9.28%    15.04%     (19.23%)               .18%*
Total Return at Net Asset
  Value (c)..............        2.89%*   11.07%     7.00%    23.85%     (14.93%)              7.28%*
Net Assets at End of the
  Period (In millions)...      $ 156.5   $ 156.1   $ 151.0   $ 149.3     $ 136.2             $ 155.3
Ratio of Expenses to
  Average Net Assets
  Applicable to Common
  Shares**...............        1.74%     1.81%     1.86%     1.96%       1.89%               1.56%
Ratio of Net Investment
  Income to Average Net
  Assets Applicable to
  Common Shares (d)......        4.91%     5.23%     5.36%     5.25%       6.02%               4.68%
Portfolio Turnover.......          13%*      23%       33%       41%         93%                 36%*
*  Non-Annualized
** Ratio of Expenses to
   Average Net Assets
   Including Preferred
   Shares................        1.08%     1.10%     1.11%     1.14%       1.11%               1.14%

(a) Net Asset Value at April 30, 1993, is adjusted for common and preferred share offering costs of $.286 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital California Value Municipal Income Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL COSTS--The Trust reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

the Trust's organization in the amount of $25,000. These costs were amortized on a straight line basis over the 60 month period ended April 29, 1998.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1997, the Trust had an accumulated capital loss carryforward for tax purposes of $4,961,643 which will expire between October 31, 2002 and October 31, 2003.

    At April 30, 1998, for federal income tax purposes cost of long- and short-term investments is $142,850,957; the aggregate gross unrealized appreciation is $11,289,304 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $11,289,304.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 1998, the Trust recognized expenses of approximately $1,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                           April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended April 30, 1998, the Trust recognized expenses of approximately $26,400 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is equal to $2,500.

    At April 30, 1998, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $19,994,923 and $19,694,070 respectively.

4. PREFERRED SHARES
The Trust has outstanding 1,200 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on April 30, 1998, was 3.900%. During the six months ended April 30, 1998, the rates ranged from 2.350% to 5.000%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
DOMESTIC
   MS Aggressive Equity
   VKAC Aggressive Growth
   MS American Value
   VKAC Comstock
   VKAC Emerging Growth
   VKAC Enterprise
   VKAC Equity Income
   VKAC Growth
   VKAC Growth and Income
   VKAC Harbor
   VKAC Pace
   VKAC Real Estate Securities
   MS U.S. Real Estate
   VKAC Utility
   MS Value

INTERNATIONAL/GLOBAL
   MS Asian Growth
   MS Emerging Markets
   MS Global Equity
   MS Global Equity Allocation
   VKAC Global Managed Assets
   MS International Magnum
   MS Latin American

FIXED-INCOME FUNDS
INCOME
   VKAC Corporate Bond
   MS Global Fixed Income
   VKAC Global Government Securities
   VKAC Government Securities
   VKAC High Income Corporate Bond
   MS High Yield
   VKAC High Yield
   VKAC Short-Term Global Income
   VKAC Strategic Income
   VKAC U.S. Government
   VKAC U.S. Government Trust for Income
   MS Worldwide High Income

TAX EXEMPT INCOME
   VKAC California Insured Tax Free
   VKAC Florida Insured Tax Free Income
   VKAC High Yield Municipal
   VKAC Insured Tax Free Income
   VKAC Intermediate Term Municipal Income
   VKAC Municipal Income
   VKAC New York Tax Free Income
   VKAC Pennsylvania Tax Free Income
   VKAC Tax Free High Income

CAPITAL PRESERVATION
   VKAC Limited Maturity Government
   VKAC Prime Rate Income Trust
   VKAC Reserve
   VKAC Senior Floating Rate
   VKAC Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at WWW.VKAC.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

      VAN KAMPEN AMERICAN CAPITAL CALIFORNIA VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*--Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.
(C) Van Kampen American Capital Distributors, Inc., 1998
    All rights reserved.
(SM) denotes a service mark of
   Van Kampen American Capital Distributors, Inc.